UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2010

International Consolidated Companies, Inc.
 (Exact name of registrant as specified in its charter)

Florida	0-50742	02-0555904
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8191 Tamiami Trail, Hangar C-6, Sarasota, FL	34234
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 330-0252

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Niel Cavanaugh from the Board of Directors

Mr. Niel Cavanaugh resigned as Chief Operating Officer and from the Board of Directors of the Company effective February 5, 2010. Mr. Cavanaugh did not have any disputes with the Company.

Resignation of Clif Mitchell from the Board of Directors

Mr. Clif Mitchell resigned from the Board of Directors of the Company effective February 12, 2010. Mr. Mitchell did not have any disputes with the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

INDEX OF EXHIBITS

EXHIBIT NO.	DESCRIPTION
10.1	n/a
99.1	n/a

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL CONSOLIDATED
COMPANIES, INC.

Dated: April 30, 2010	By:	/s/ Antonio F. Uccello, III

Antonio F. Uccello, III President and Chief Executive Officer